SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934.

                                (Amendment No. )

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential,  for  Use  of the  Commission  Only  (as  permitted  by  Rule
     14a-6(e)(2)
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                         SOUTHCOAST FINANCIAL CORPORATION
                (Name of Registrant as Specified In Its Charter)



     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
 [x]  No Fee Required.
      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)   Title of each class of securities to which transaction applies:



     2)   Aggregate number of securities to which transaction applies:



     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:



     4)   Proposed maximum aggregate value of transaction:



     5)   Total fee paid



[ ]  Fee paid previously with preliminary materials



[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

     2)   Form, Schedule or Registration Statement No.:

     3)   Filing Party:

     4)   Date Filed:

                        SOUTHCOAST FINANCIAL CORPORATION

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


TO OUR SHAREHOLDERS:

         The Annual Meeting of the Shareholders of Southcoast Financial Corporation will be held at the offices of Southcoast Financial Corporation, 534 Johnnie Dodds Boulevard, Mt. Pleasant, South Carolina, on Thursday, May 20, 2010, at 10:00 a.m., for the following purposes:

          (1)  To elect two directors to each serve a three year term;

          (2)  To approve adoption of the 2010 Employee Stock Purchase Plan; and

          (3) To act upon other such matters as may properly come before the meeting or any adjournment thereof.

         You are only entitled to notice of and to vote at the meeting if you were a shareholder of record at the close of business on March 31, 2010. In order that the meeting can be held, and a maximum number of shares can be voted, whether or not you plan to be present at the meeting in person, please fill in, date, sign and promptly return the enclosed form of proxy. The Southcoast Board of Directors unanimously recommends a vote FOR approval of all of the proposals presented.

         Returning the signed proxy will not prevent a record owner of shares from voting in person at the meeting.

         Our 2010 Proxy Statement and 2009 Annual Report to Shareholders are enclosed with this notice.

                                            By Order of the Board of Directors



April 14, 2010                              Robert M. Scott
                                            Secretary

                        SOUTHCOAST FINANCIAL CORPORATION
                           534 Johnnie Dodds Boulevard
                       Mt. Pleasant, South Carolina 29464
                                 (843) 884-0504

                                 PROXY STATEMENT

         We  are  providing  this  proxy   statement  in  connection   with  the
solicitation of proxies by the Board of Directors of Southcoast Financial Corporation for use at our Annual Meeting of Shareholders to be held at 9:30 a.m. on Thursday, May 20, 2010 at the offices of Southcoast Financial Corporation, 534 Johnnie Dodds Boulevard, Mt. Pleasant, South Carolina. A Notice of Annual Meeting is attached to this Proxy Statement, and a form of proxy is enclosed. We first began mailing this Proxy Statement to shareholders on or about April 14, 2010. We are paying the cost of this solicitation. The only method of solicitation we will use, other than the mail, is personal contact, including by telephone or other electronic means, by our directors and regular employees. Throughout this Proxy Statement, we use terms such as "we", "us", "our" and "our Company" to refer to Southcoast Financial Corporation, and terms such as "you" and "your" to refer to our shareholders.

                                  ANNUAL REPORT

         Our  Annual  Report to  Shareholders  covering  our  fiscal  year ended
December 31,  2009,  including  financial  statements,  is enclosed.  The Annual
Report to Shareholders does not form any part of the material for the solicitation of proxies.

                                VOTING PROCEDURES

Quorum and Voting

         Each share outstanding will be entitled to one vote upon each matter submitted at the meeting. You are only entitled to notice of and to vote at the meeting if you were a shareholder of record at the close of business on March 31, 2010 (the "Record Date"). At the close of business on March 31, 2010 we had outstanding 4,550,015 shares of our common stock (no par value).

         A majority of the shares entitled to be voted at the annual meeting constitutes a quorum. If a share is represented for any purpose at the annual meeting by the presence of the registered owner or a person holding a valid proxy for the registered owner, it is deemed to be present for purposes of establishing a quorum. Therefore, valid proxies which are marked "Abstain" or "Withhold" and shares that are not voted, including proxies submitted by brokers that are the record owners of shares and that either choose not to vote or do not have authority to vote (so-called "broker non-votes"), will be included in determining the number of votes present or represented at the annual meeting. If a quorum is not present or represented at the meeting, the shareholders entitled to vote, present in person or represented by proxy, have the power to adjourn the meeting from time to time. If the meeting is to be reconvened within thirty days, no notice of the reconvened meeting will be given other than an announcement at the adjourned meeting. If the meeting is to be adjourned for thirty days or more, notice of the reconvened meeting will be given as provided in our Bylaws. At any reconvened meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the meeting as originally noticed.

Vote Required and Method of Counting Votes

         Election of Directors

         If a quorum is present at the Annual Meeting, directors will be elected by a plurality of the votes cast by shares present and entitled to vote at the annual meeting. "Plurality" means that if there were more nominees than positions to be filled, the individuals who received the largest number of votes cast for the positions to be filled would be elected as directors. Because the number of nominees for election at the 2010 Annual Meeting is the same as the number of positions to be filled, it is expected that all nominees will be elected. Cumulative voting is not permitted. Votes that are withheld or that are not voted in the election of directors will have no effect on the outcome of election of directors.

         All Other Matters

         If a quorum is present, all other matters that may be considered and acted upon at the Annual Meeting, including the approval of the adoption of the 2010 Employee Stock Purchase Plan, will be approved if the number of shares of our common stock voted in favor of the matter exceeds the number of shares of our common stock voted against the matter.

         Our Board of Directors urges you to complete, date, and sign the accompanying proxy form, or such other document as your broker or other nominee instructs you to use if your shares are held in "street name," and return it promptly in the enclosed, postage-paid envelope.

Voting by Record Shareholders

         If you hold your shares of record in your own name, you can vote your shares by marking the enclosed proxy form, dating it, signing it, and returning it to us in the enclosed postage-paid envelope. If you are a shareholder of record and sign, date, and return your proxy card without indicating how you want to vote, your proxy will be voted "FOR" the nominees named on the proxy card. If you are a shareholder of record, you can also attend the annual meeting and vote in person.

Voting by Shareholders whose Shares are held in "Street Name"

         If you hold your shares in street name with a broker or other nominee, you can direct their vote by submitting voting instructions to your broker or nominee in accordance with the procedure in the voting instructions provided by your broker or nominee. Because of recent changes in rules that relate to broker voting, your broker is no longer permitted to vote your shares on election of directors unless you provide voting instructions. Additionally, your broker is not permitted to vote your shares on approval of the 2010 Employee Stock Purchase Plan unless you provide voting instructions. Therefore, to be sure your shares are voted on election of directors and the 2010 Employee Stock Purchase Plan, please instruct your broker as to how you wish it to vote.

         If you hold your shares in street name, you may attend the annual meeting, but you may not vote in person without a proxy appointment from a shareholder of record.

Revocation of Proxy by Record Shareholder

         If you hold your shares of record in your own name and execute and deliver a proxy, you may revoke the proxy at any time before it is voted by any of the following methods:

          o by mailing or delivering written notice of revocation to Southcoast Financial Corporation, 534 Johnnie Dodds Boulevard, Mt. Pleasant, South Carolina 29464, Attention: Corporate Secretary (effective upon receipt);

          o by submitting a proxy having a later date (effective upon receipt);

          o by appearing at the meeting and giving notice of revocation to the corporate officers responsible for maintaining the list of shareholders; or

          o by giving notice of such revocation in open meeting of the shareholders.

         Your attendance at the annual meeting will not in itself, constitute revocation of a proxy. However, if you are a record shareholder and desire to do so, you may attend the meeting and vote in person, in which case the proxy will not be used.

Revocation of Proxy by Shareholders whose Shares are held in "Street Name"

         If you hold your shares in street name with a broker or other nominee you may change or revoke your proxy instructions only by submitting new voting instructions to the broker or other nominee in accordance with the procedures provided by the broker or other nominee.

Actions to be taken by the Proxies

         Our Board of Directors selected the persons named as proxy agents in the Board's attached form of proxy. If you are a record shareholder, and properly execute and return the enclosed form of proxy, the proxy agents will vote the shares that it represents at the meeting. In each case where you have appropriately specified how your proxy is to be voted, the proxy agents will vote in accordance with your specifications. If you are a record shareholder, and do not otherwise specify in your form of proxy how you want your shares to be voted, the proxy agents intend to vote the shares represented by your proxy "FOR" the election of the persons named in this Proxy Statement as the Board of Directors' nominees for election to the Board of Directors, and "FOR" approval of the 2010 Employee Stock Purchase Plan. Our Board of Directors is not aware of any other matters that may be presented for action at the Annual Meeting of Shareholders, but if other matters do properly come before the meeting, the proxy agents named in the enclosed form of proxy intend to vote on such matters in accordance with their best judgment.

                              SHAREHOLDER PROPOSALS

         If  you  wish  to  submit  proposals  for  the   consideration  of  the
shareholders at the 2011 Annual Meeting, you may do so by mailing them in writing to L. Wayne Pearson, Chairman, Southcoast Financial Corporation, Post Office Box 1561, Mt. Pleasant, South Carolina 29465 or by delivering them in writing to Mr. Pearson at our main office, 534 Johnnie Dodds Boulevard, Mt. Pleasant, South Carolina 29464. You must send or deliver such written proposals in time for us to receive them prior to December 15, 2010, if you want us to include them, if otherwise appropriate, in our Proxy Statement and form of Proxy relating to that meeting. If we do not receive notice of a shareholder proposal prior to February 28, 2011, the persons named as proxies in the proxy materials relating to that meeting will use their discretion in voting the proxies when the proposal is raised at the meeting.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

         The table below shows information as of December 31, 2009 about persons known to us to be beneficial owners of 5% or more of our common stock. We obtained this information from a Schedule 13G filed by this entity with the Securities and Exchange Commission and we have not independently verified it.

                                                                   Amount and Nature of
Name and Address                                                   Beneficial Ownership            Percent of Class
----------------                                                   --------------------            ----------------

Goldman Sachs Asset Management, L.P. (1) ......................            396,215                        8.7%
GS Investment Strategies, LLC
32 Old Slip
New York, New York 10005

(1)Goldman Sachs Asset Management, L.P. and GS Investment Strategies, LLC, are investment advisors, which provide, or for which third parties provide on their behalf, management services to their clients with respect to these shares. They have shared voting power over 353,164 of these shares and dispositive power over all of these shares.

                      SECURITY OWNERSHIP OF OUR MANAGEMENT

         The table below shows at February 28, 2010, the number and percentage of shares of our common stock owned by each of our directors, director nominees and each of our executive officers.

                                                                      Amount and Nature
Name                                                               Of Beneficial Ownership            % of Class
----                                                               -----------------------            ----------

Tommy B. Baker                                                              13,310                            *
William A. Coates                                                           82,861                        1.82%
Stephen F. Hutchinson                                                       13,311                            *
L. Wayne Pearson (1)                                                       218,908                        4.81%
Robert M. Scott (2)                                                         91,427                        2.01%
James P. Smith (3)                                                          56,269                        1.24%
William C. Bochette III                                                      6,294                            *
Robert A. Daniel, Jr.                                                       36,311                            *
William C. Heslop                                                            3,196                            *
William B. Seabrook                                                         39,501                            *
                                                                            ------                       ------

All Directors and executive officers as a group (10 persons)               561,388                       12.34%

-----------------------------------------------------------
*Less than one percent.

Except as noted, to the knowledge of our management, all shares are owned directly with sole voting power.

(1) Includes 35,609 shares owned by Mr. Pearson's wife, as to which he disclaims beneficial ownership.
(2)  Of the total shares reported, 72,996 are pledged as collateral.
(3)  Of the total shares reported, 27,735 are pledged as collateral.

                              ELECTION OF DIRECTORS

         Our Board of Directors has set the number of directors to serve after the Annual Meeting at six, and two directors are to be elected at the Annual Meeting. Our Board has nominated L. Wayne Pearson and Robert M. Scott each to serve three year terms with their terms expiring at the 2013 Annual Meeting of Shareholders. Directors serve until their successors are elected and qualified to serve. The nominees are currently serving as our directors. Any other nominations must be made in writing and given to our Corporate Secretary in accordance with the procedures set forth below under "GOVERNANCE MATTERS--Director Nomination Process."

         If you are a shareholder of record and you sign and return the enclosed form of proxy, which is being solicited by the Board of Directors, the persons named as the proxy agents in the form of proxy intend to vote for the election of Messrs. Pearson and Scott as directors. Unless you indicate a contrary specification, your proxy will be voted FOR each such nominee. In the event that a nominee is not available by reason of any unforeseen contingency, the persons acting under the proxy intend to vote for the election, in his stead, of such other person as our Board of Directors may recommend. Our Board of Directors has no reason to believe that any nominee will be unable or unwilling to serve if elected.

         If you hold your shares in street name with a broker or other nominee, you can direct their vote by submitting voting instructions to your broker or nominee in accordance with the procedure in the voting instructions provided by your broker or nominee. Your broker is not permitted to vote your shares with respect to the election of directors without receiving instructions from you. Accordingly, if you want to vote with respect to the election of directors, you must instruct your broker as to how to vote your shares.

         Our Board of Directors recommends that you vote "FOR" all nominees for directors.

Directors and Nominees

         Set forth below is information about our current directors and director nominees. Each director is also a director of our wholly owned subsidiary, Southcoast Community Bank (our "Bank").

                                                                                                         Director
Name                          Age      Business Experience During the Past Five Years                     Since
----                          ---      ----------------------------------------------                     -----

                                        Nominees for the Board of Directors
                 for terms of office to continue until the Annual Meeting of Shareholders in 2013:

L. Wayne Pearson              62       Chairman,  Chief Executive Officer, and President of our Company    1998*
                                       and our Bank since June, 1998.

Robert M. Scott               66       Retired;  Executive Vice President and Chief  Financial  Officer    1998*
                                       of our  Company  and our Bank from June,  1998 until May,  2006;
                                       Secretary of our Company and our Bank since June, 1998

                                           Director whose term of office
                          will continue until the Annual Meeting of Shareholders in 2011:

James P. Smith, CLU, ChFC     55       President and Chief Executive  Officer,  Atlantic Coast Advisory    1998*
                                       Group  (insurance  sales) since 2004;  Member of MUSC Children's
                                       Hospital Advisory Board, 2008

                                          Directors whose terms of office
                          will continue until the Annual Meeting of Shareholders in 2012:

Tommy B. Baker                64       Owner- Baker Motors of Charleston (automobile dealership).          2005

William A. Coates             60       Attorney and shareholder,  Roe, Cassidy,  Coates & Price,  P.A.,    1998*
                                       Greenville,  South Carolina  (attorneys)  since January 1, 2002;
                                       attorney  and  shareholder,  Love,  Thornton,  Arnold & Thomson,
                                       P.A.,  Greenville,  South Carolina (attorneys)  1980-2001;  Vice
                                       Chairman of our Company and our Bank.
Stephen F. Hutchinson         63       President, The Hutchinson Company, Inc. (real estate).              2005

         *Includes membership on the Board of Directors of our Bank prior to organization of our Company as a holding company for our Bank in 1999.

         Neither the nominees nor any director nor any of the principal executive officers are related by blood, marriage or adoption in the degree of first cousin or closer.

         The Nominating Committee believes the combined business and professional experience of the Company's directors, and their various areas of expertise make them a useful resource to management and qualify them for service on the Board. Most of our Board members have served on the Board since our organization, and Mr. Pearson has been our Chief Executive Officer and Chairman since our organization. During their tenures, these directors have gained considerable institutional knowledge about the Company and its operations, which has made them effective board members. Because the Company's operations are complex and highly regulated, continuity of service and this development of institutional knowledge help make the Board more efficient and more effective at developing long-range plans than it would be if there were frequent turnover in Board membership. When Board members retire from the Board, the Nominating Committee seeks out replacements who it believes will make significant contributions to the Board for a variety of reasons, including among others, business and financial experience and expertise, business and government contacts, relationship skills, knowledge of the Company, and diversity.

         Mr. Pearson was an organizer of our Company and our Bank, and has served as the president and Chief Executive Officer and Chairman of the Board of Directors of our Company and our Bank since that time. He has over 37 years experience in banking and has significant banking contacts throughout the state of South Carolina.

         Mr. Scott was also an organizer of our Company and our Bank, and has served as a director of each since that time. He also served as the Chief Financial Officer of the Company and the Bank from the Company's organization through May 2006. He has over 38 years experience in banking and has significant contacts within the industry.

         Mr. Coates, who is currently our Vice Chairman, was also an organizer of our Company and our Bank, and has served as a director of each since that time. He has been an attorney in the state of South Carolina for over 30 years. During his 30 years of practice, he has developed significant contacts throughout the state and utilizes information gained from those contacts to provide guidance to the Board regarding economic conditions beyond our direct service area.

         Mr. Smith was also an organizer of our Company and our Bank, and has served as a director of each since that time. He has over 30 years experience in the financial services industry, most recently as the President and Chief Executive Officer of Atlantic Coast Advisory Group. He uses his in depth knowledge of financial risk management tools to provide guidance to us on matters involving risk and risk management.

         Mr. Hutchinson has served as a member of our Board of Directors since 2005, and is also a member of our Bank's Board of Directors. Prior to his election to our Board of Directors, he served on the advisory board of our Summerville region. He has over 30 years of experience in the real estate development industry in the greater Charleston area. He provides the Board with insights into the real estate market in the area, which we use in developing our long range strategy, as well as in understanding individual loans requiring board approval.

         Mr. Baker has served as a member of our Board of Directors since 2005, and is also a member of our Bank's Board of Directors. He has over 30 years experience in the automobile dealership industry. In that time he has developed extensive knowledge of financing, as well as the skills required to develop and implement a successful long range business and marketing strategy for an organization. As a member of our Board, he translates this knowledge and skill set to the financial services industry in providing guidance to the Board on long range strategy and short term implementation of that strategy.

Executive Officers

         Our executive officers are L. Wayne Pearson,  William C. Heslop, Robert
A. Daniel, Jr., William B. Seabrook and William C. Bochette. Mr. Pearson is a director and information about his age and business experience is set forth above. Information about Messrs. Daniel, Heslop, Seabrook, and Bochette is set forth below.

Name                          Age      Business Experience During Past Five Years
----                          ---      ------------------------------------------

Robert A. Daniel, Jr.         59       Executive Vice President of our Company and our Bank since 2005;
                                       Chief Lending  Officer  of our  Bank  since  1998;  Senior  Vice
                                       President of our Bank from 1999 to 2005.

William C. Heslop             34       Senior  Vice  President  and  Chief  Financial  Officer  of  our
                                       Company  and  our  Bank  since  May,  2006;   certified   public
                                       accountant with Elliott Davis, LLC from January,  2003 to April,
                                       2006.

William B. Seabrook           53       Executive  Vice  President  of our  Company  and our Bank  since
                                       2005,  and Chief  Operating  Officer of our  Company  since May,
                                       2009;  Head of Retail  Banking for our Bank since  2004;  Senior
                                       Vice  President  of our Bank  from  2004 to 2005;  correspondent banker with FTN  Financial,  a division of First  Tennessee Bank from 1997 to 2004.

                                       7

William C. Bochette III       43       Executive  Vice  President  and Chief  Risk  Officer of our Bank
                                       since April,  2009;  banking  consultant to various banks in the
                                       Carolinas  from  2007 to  2009;  Senior  Vice  President,  First
                                       Community Bank,  N.A. from 2006 to 2007;  Chairman of the Board,
                                       President and Chief  Executive  Officer,  Dekalb  Bankshares and
                                       The Bank of  Camden  from  April,  2003 to 2006;  President  and
                                       Chief  Operating  Officer of Dekalb  Bankshares  and The Bank of
                                       Camden  from  February,   2001  to  2003;  organizer  of  Dekalb
                                       Bankshares  and The Bank of  Camden  from  2000 to 2001;  Senior
                                       Vice  President and Chief  Administrative  Officer of Southcoast
                                       Community Bank from 1998 to 1999.

Attendance at Meetings of our Board of Directors and Meetings of Shareholders

         During the last full fiscal year ending December 31, 2009, our Board of Directors met three times. Each of our directors attended at least 75% of the total number of meetings of the Board of Directors and committees of the Board of which he was a member, with the exception of Mr. Coates, who was granted a leave of absence to attend to other professional matters. Our Bank's Board of Directors met 12 times in 2009.

         We encourage, but do not require, our directors to attend our annual meetings of shareholders. Last year all of our directors, except Mr. Coates, attended our annual meeting of shareholders.

                      COMMITTEES OF OUR BOARD OF DIRECTORS

Nominating Committee

         Our Nominating Committee recommends to our Board of Directors persons suitable to be nominated for election to our Board of Directors. The members of our Nominating Committee are Messrs. Hutchinson, Baker and Smith, each of whom is independent as defined in The Nasdaq Stock Market Marketplace Rules, as modified or supplemented (the "Nasdaq Rules"). Our Nominating Committee met once during 2009. The Nominating Committee operates pursuant to a written charter, a copy of which was attached to our 2008 Proxy Statement as Appendix A. More information about our director nomination process is included under "Governance Matters - Director Nomination Process."

Audit Committee

         We have a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. Our Audit Committee provides general oversight over our financial reporting and adequacy of our internal controls, and has authority to select, retain, compensate and terminate our independent auditors. Our Audit Committee functions by meeting with the independent auditors and by contact with members of management concerned with our financial and control functions. The members of our Audit Committee are Messrs. Coates (Chairman), Baker and Hutchinson each of whom is independent as defined in the Nasdaq Rules. The Audit Committee met five times in 2009. The Audit Committee operates pursuant to a written charter, a copy of which was attached to this Proxy Statement as Appendix A.

Compensation Committee

         The Compensation Committee reviews our compensation policies and recommends to the Board the compensation levels and compensation programs for executive officers and directors. The ultimate decisions about compensation levels and compensation programs are made by our full Board, which may accept or reject the recommendations of the Committee. The Compensation Committee may not delegate its authority to make recommendations to any other person or persons. Our Chief Executive Officer makes recommendations relating to the elements and amounts of his compensation and that of the other executive officers, as well as recommendations with respect to the elements and amounts of director compensation. The Committee may take these recommendations into consideration in its deliberations. Our Chief Executive Officer is not present when salaries and bonuses are ultimately determined. Neither the Committee nor management uses compensation consultants to determine or recommend the amount or form of executive officer or director compensation. The members of the Compensation

Committee are Messrs. Hutchinson (Chairman), Coates, and Baker, each of whom is independent as defined in the Nasdaq Rules. Mr. Sexton, who was a member of our Board until June 2009, also served on the Compensation Committee during 2009, and participated in discussions relating to 2009 executive compensation. Mr. Sexton was also independent as defined in the Nasdaq Rules. The Compensation Committee does not have a written charter. The Compensation Committee met once during 2009.

                               GOVERNANCE MATTERS

Director Independence

         We are required by the Nasdaq Rules to have a majority of independent directors. Our Board of Directors has determined that none of Tommy B. Baker, William A. Coates, Stephen F. Hutchinson or James P. Smith has a relationship that, in the opinion of our Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each is independent under these rules. Our Board also determined that our former director, James H. Sexton, Jr. did not have any such relationship. During 2009, Mr. Smith received independent agent's commissions of $7,207 from insurers in connection with our purchase of executive life insurance policies. The Board considered Mr. Smith's receipt of these commissions in making its determination that he is independent under the Nasdaq Rules. As noted in the sections about our committees above, all of the members of each of our Nominating, Audit and Compensation Committees are also independent under the Nasdaq Rules.

         As disclosed under "Certain Relationships and Related Transactions" some of our independent directors and some of their affiliates have loan and deposit relationships with our Bank. These relationships are not considered by our Board to compromise their independence.

Director Nomination Process

         In recommending director candidates, our Nominating Committee takes into consideration such factors as it deems appropriate based on our current needs. These factors may include diversity, age, skills such as understanding of banking and general finance, decision-making ability, inter-personal skills, experience with businesses and other organizations of comparable size, community activities and relationships, and the interrelationship between the candidate's experience and business background and our other Board members' experience and business backgrounds, as well as the candidate's ability to devote the required time and effort to serve on our Board. Although the Nominating Committee does not have a specific policy with regard to the consideration of diversity in identifying director nominees, the Committee is open to racial and gender diversity, and considers diversity in business and educational experience among all of the directors, as part of the total mix of information it takes into account in identifying nominees.

         The committee will consider for recommendation by the committee director candidates recommended by our shareholders if the shareholders comply with the following requirements. If you wish to recommend a director candidate to the committee for consideration as a Board of Directors' nominee, you must submit in writing to the committee the recommended candidate's name, a brief resume setting forth the recommended candidate's business and educational background and qualifications for service, and a notarized consent signed by the recommended candidate stating the recommended candidate's willingness to be nominated and to serve. You must deliver this information to our Nominating Committee at our address and the committee must receive it no later than January 1 in any year for your candidate to be considered as a potential Board of Directors' nominee at the Annual Meeting of Shareholders for that year. The committee may request further information if it determines a potential candidate may be an appropriate nominee. Director candidates recommended by shareholders that comply with these requirements will receive the same consideration that the committee's other candidates receive.

         Director candidates recommended by shareholders will not be considered for recommendation by the committee as potential Board of Directors' nominees if the shareholder recommendations are received later than January 1 in any year. Nevertheless, a shareholder may nominate director candidates for election at the annual meeting, but no person who is not already a director may be elected at an annual meeting of shareholders unless that person is nominated in writing at least 90 days prior to the meeting. Such nominations, other than those made by or on behalf of our existing management, must be made in writing and must be delivered or mailed to our Corporate Secretary, not less than 90 days prior to any meeting of shareholders called for the election of directors. Such notification must contain the following information to the extent known to the notifying shareholder: (a) the name and address of each proposed nominee; (b) the principal occupation of each proposed nominee; (c) the total number of shares of our capital stock that will be voted for each proposed nominee; (d) the name and residence address of the notifying shareholder; and (e) any other information required by Regulation 14A under the Exchange Act. The presiding officer of the meeting may disregard nominations not made in accordance with these requirements, and upon his instructions, the vote tellers will disregard all votes cast for each such nominee.

Shareholder Communications with the Board of Directors

         If you wish to send communications to the Board of Directors, you should mail them addressed to the intended recipient by name or position in care of: Corporate Secretary, Southcoast Financial Corporation, 534 Johnnie Dodds Boulevard, Mt. Pleasant, South Carolina 29464. Upon receipt of any such communications, the Corporate Secretary will determine the identity of the intended recipient and whether the communication is an appropriate shareholder communication. The Corporate Secretary will send all appropriate shareholder communications to the intended recipient. An "appropriate shareholder communication" is a communication from a person claiming to be a shareholder in the communication the subject of which relates solely to the sender's interest as a shareholder and not to any other personal or business interest.

         In the case of communications addressed to our Board of Directors, the Corporate Secretary will send appropriate shareholder communications to the Chairman of the Board. In the case of communications addressed to our independent or outside directors, the Corporate Secretary will send appropriate shareholder communications to the Chairman of our Audit Committee. In the case of communications addressed to committees of the board, the Corporate Secretary will send appropriate shareholder communications to the Chairman of such committee.

Code of Conduct and Business Ethics

         We have adopted a Code of Business Conduct for directors, officers and employees. The code sets forth standards to promote the ethical handling of conflicts of interest, full and fair disclosure and compliance with laws, rules and regulations. We have also adopted a Code of Ethics that applies specifically to our principal executive officer, principal financial officer and principal accounting officer. Our Code of Business Conduct and Code of Ethics are available upon request to: Corporate Secretary, Southcoast Financial Corporation, 534 Johnnie Dodds Boulevard, Mt. Pleasant, South Carolina 29464.

Meetings of Non-Management Directors

         Our non-management directors meet from time to time in executive session without management present. Mr. Coates, in his role as Vice Chairman of the Board of Directors, is the chairman of these meetings. Shareholders and other interested parties may communicate with the non-management directors by writing to: Non-Management Directors, c/o Corporate Secretary, Southcoast Financial Corporation, 534 Johnnie Dodds Boulevard, Mt. Pleasant, South Carolina 29464.

Board Leadership Structure and Board's Role in Risk Oversight

         Our Bylaws provide that the Chairman of our Board may also be our Chief Executive Officer if so designated by our Board, and, since our organization, our Chief Executive Officer has been chosen as Chairman of the Board. We believe this leadership structure is appropriate because it has us served well for the past 12 years, and because most of our directors, are independent. All of our directors also live and work, or have substantial business interests in our service area, and, therefore, have access to information about us and our operations from sources other than our management's presentations to the Board. Further, South Carolina law and our Bylaws make it clear that the business and affairs of the Company are managed under the direction of the Board of Directors, and that management control is subject to the authority of the Board of Directors to appoint and remove any of our officers at any time.

         Our Board is actively involved in oversight of risks that could affect our Company. The Board receives regular reports from members of senior management on areas of material risk to us, including operational, financial, legal and regulatory, and strategic risks. These reports are reviewed by the full Board, or, where responsibility for a particular area of risk oversight is delegated to a committee of the Board, that committee reviews the report and then reports to the full Board. Our regulators also send periodic reports of examination to our directors, which contain the regulators' assessments of various risks facing our Company and our Bank, as well as their assessments of our handling of those risks. Accordingly, oversight of risk is a constant element of the functioning of our Board.

                             MANAGEMENT COMPENSATION

         Overview of Executive Compensation

         Our Compensation Committee administers our executive officer compensation program. (As used in this discussion, "executive officers" refers to our Chief Executive Officer, Mr. Pearson, and our two other next most highly compensated executive officers, Messrs. Daniel and Seabrook, as shown in the Summary Compensation Table.) The Committee has historically followed an informal policy of providing our executive officers with a total compensation package consisting of salary, bonuses, insurance and other benefits and stock options. The Committee's objectives in setting executive compensation are:

          o to set salaries and benefits and, from time to time, award options, at competitive levels designed to encourage our executive officers to perform at their highest levels in order to increase earnings and value to shareholders;
          o where appropriate, to award bonuses and increase salaries to reward our executive officers for performance; and
          o    to retain our key executives.

         Compensation is designed to reward our individual executive officers both for their personal performance and for performance of our Company with respect to growth in assets and earnings, expansion and increases in shareholder value. Base salary and bonus are designed to be commensurate with each executive officer's scope of responsibilities, leadership, and management experience and effectiveness, and to reward annual achievements. Stock options are designed to motivate and challenge executive officers to achieve longer-term results that are aligned with shareholder interests.

         The  Committee  has not  historically  set specific  advance  goals for personal or corporate performance, and the Committee does not apply rigid formulas or necessarily react to short-term changes in business performance in determining the mix or amount of compensation elements. The Committee makes its decisions about the amounts of the various types of compensation, and allocations between long-term and current compensation, allocations between cash and non-cash compensation, and allocations among various forms of compensation, in its discretion based on the Committee's subjective assessment of how these amounts and allocations will best meet the Committee's overall compensation goals outlined above.

         Components of 2009 Executive Compensation

         Minimum base salaries and certain additional benefits are set forth in Employment Agreements with our executive officers. During 2009, executive compensation consisted primarily of base salary and retirement benefits. We did not award any bonuses, short or long-term incentive compensation, or equity awards for 2009. We also provide various additional benefits to executive officers, including health, life and disability plans, split dollar insurance, employment and change of control arrangements, and perquisites. A more detailed discussion of each of these components of executive compensation, the reasons for awarding such types of compensation, the considerations in setting the amounts of each component of compensation, the amounts actually awarded for the periods indicated, and various other related matters is set forth in the sections and tables that follow.

         Factors Considered in Setting Compensation

         In setting compensation we consider each executive's knowledge, skills, scope of authority and responsibilities, job performance and tenure with us as an executive officer, as well as our perception of the fairness of the compensation paid to each executive in relation to what we pay our other executive officers. The Committee also considers recommendations from our Chief Executive Officer in setting his compensation and compensation for the other executive officers.

         Although we consider competitive market compensation paid by other financial institutions in South Carolina and the southeast derived from proxy statements and publicly available compilations prepared by regional investment banking firms, we do not attempt to maintain a target percentile within a peer group.

         We review our compensation program and levels of compensation paid to all of our executive officers annually and make adjustments based on the foregoing factors as well as other subjective factors.

         Timing of Executive Compensation Decisions

         Annual salary reviews and adjustments and bonus and option awards are routinely made in January of each year at the first regularly scheduled Compensation Committee and Board meetings. Compensation determinations may also be made at other times during the year in the case of newly hired executives or promotions of existing employees that could not be deferred until the next scheduled meeting. Board and committee meetings are generally scheduled well in advance of the meeting dates, and these scheduling decisions are made without regard to anticipated earnings or other major announcements. We do, however, routinely release earnings after our quarterly Board meetings.

         Base Salaries and Bonuses

         We believe it is appropriate to set base salaries at a reasonable level that will provide executives with a predictable income base on which to structure their personal budgets. In setting base salaries, the Committee considers the scope of our executives' responsibilities, their performance, and the period over which they have performed such responsibilities, as well as the overall condition of our Company, its level of success in recent years and its goals and budget for the current year. The committee then makes a subjective determination of the salary level for each executive officer. Salaries are reviewed annually, but are not adjusted automatically. The committee considered generally the matters discussed below in setting 2009 salaries for each individual executive officer.

         In setting 2009 salary for Mr. Pearson, our chief executive officer, the committee took note of the regulatory changes that are continuing to increase the complexity and challenges of operating our business, and of Mr. Pearson's continued personal leadership and business skills that are critical to us. The committee also considered information it had regarding salary levels of other chief executive officers of financial institutions in South Carolina and the southeast, and set a salary level that the committee believed was fair to Mr. Pearson and to our Company.

         In setting 2009 salaries for our other executive officers, the committee took into consideration the recommendations of our Chief Executive Officer and the following contributions. For Mr. Daniel, as our chief lending officer, the committee considered the role he played in the management of our loan portfolio. For Mr. Seabrook, our Chief Operating Officer, the committee considered the role he played in growth of our branches in loans, deposits and profitability, his responsibilities in connection with personnel decisions, and his role as a loan officer.

         Because of current economic conditions, the committee determined that 2010 salaries would remain at annualized 2009 levels. The Compensation Committee also plans to review the executive compensation program in 2010 and may make recommendations for additional changes

         The committee sets bonuses, if any, for executive officers taking into account our overall success, increase in market share, performance relative to budget and the individual executive's performance and contribution to our success. No bonuses were awarded to our executive officers in 2009.

         Stock Options

         Stock option awards have been awarded from time to time, and are generally set by the committee at levels believed to be competitive with other financial institutions of similar size and to advance our goal of retaining key executives, as well as levels believed to appropriately align the interests of management with the interests of shareholders. Because options are granted with exercise prices set at fair market value of our common stock on the date of grant, executives can only benefit from the options if the price of our stock increases. The committee does not award options every year, and has not awarded options since 2004.

Other Benefits

         We provide our executive officers with medical and dental, life and disability insurance benefits, and we make contributions to our 401(k) plan on their behalf on the same basis as contributions are made for all other employees.

         We also pay country club dues for each of our executive officers and provide each of them, except Mr. Daniel, with an automobile allowance. We consider the club dues to be directly and integrally related to performance of our executives' duties. In addition, we encourage, and pay for our executives and their spouses, to attend banking conventions and seminars. The Compensation Committee has determined that these benefits play an important role in our executive officers' business development activities on behalf of our Company. The Compensation Committee has also determined that providing such benefits helps to retain key executives and is an important factor in keeping our executive compensation packages competitive in our market area.

         All of the foregoing benefits awarded to our executives in 2009 were set at levels believed to be competitive with other community financial institutions in South Carolina.

          Employment  Agreements,   Split  Dollar  Life  Insurance,  and  Salary
          Continuation Agreement

         We have entered into employment agreements with each of our executive officers. These agreements are described under - "Employment Agreements and Potential Payments upon Termination of Employment or Change of Control." As discussed in that section, the agreements provide, among other things, for payments to our executive officers upon termination of their employment other than for cause or upon a change of control of our Company. The events set forth as triggering events for the payments were selected because they are events similar to those provided for in many employment agreements for executive officers of financial institutions throughout South Carolina. It has become increasingly common in South Carolina for community financial institutions to provide for such payments under such conditions. We believe these arrangements are an important factor in attracting and retaining our executive officers by assuring them financial and employment status protections in the event we terminate their employment for our own business purposes without cause, or control of our Company changes. We believe such assurances of financial and employment protections help free executives from personal concerns over their futures, and, thereby, can help to align their interests more closely with those of shareholders, particularly in negotiating transactions that could result in a change of control.

         We have also entered into agreements relating to split dollar life insurance with our executive officers, Messrs. Pearson, Seabrook, and Daniel, and with each of our non-employee directors, Messrs. Baker, Coates, Hutchinson, Scott, and Smith. These agreements with our executive officers are described under - "Endorsement Split Dollar Agreements." The agreements with our directors are described under "--Director Endorsement Split Dollar Agreements." These agreements provide benefits to us and to the executives' and directors' beneficiaries upon their deaths. We believe this type of agreement is an important factor in retaining our executive officers and directors because they are required to be employed by us, or serving on our Board, at death or disability or a change in control, or remain employed by us, or serving on our Board, until retirement, for their beneficiaries to receive benefits under the policies without having to make payments for such benefits.

         Additionally, in 2008 we entered into a Salary Continuation Agreement with our chief executive officer, Mr. Pearson. This agreement is described under "- Retirement and Nonqualified Deferred Compensation Plan." We believe that this agreement is important to provide our chief executive officer with a level of retirement security appropriate to the level of benefits he has regularly conferred on the Company and the Bank since the organization of the Bank in 1998 and is expected to continue to confer in the future

         Tax and Accounting Considerations

         We expense salary, bonus and benefit costs as they are incurred for tax and accounting purposes. Salary, bonus and some benefit payments are taxable to the recipients as ordinary income. Participation in the Employee Stock Purchase Plan creates an item of expense for accounting purposes as more fully described in the notes to our audited financial statements, but not for tax purposes. The tax and accounting treatment of the various elements of compensation, while important and taken into consideration, is not a major factor in our decision making with respect to compensation.

         Security Ownership Guidelines and Hedging

         We do not have any formal security ownership guidelines for our executive officers, but most of our executive officers own a significant number of shares. We do not have any policies regarding our executive officers' hedging the economic risk of ownership of our shares.

         Financial Restatement

         The Board of Directors does not have a policy with respect to adjusting retroactively any cash or equity based incentive compensation paid to our executive officers where payment was conditioned on achievement of certain financial results that were subsequently restated or otherwise adjusted in a manner that would reduce the size of an award or payment, or with respect to recovery of any amount determined to have been inappropriately received by an individual executive. If such a restatement were ever to occur, the Board would expect to address such matters on a case-by-case basis in light of all of the relevant circumstances.

Summary of 2009 Executive Officer Compensation

         The following table sets forth for the years ended December 31, 2009 and 2008 information about compensation awarded to, earned by or paid to our Chief Executive Officer and our two next most highly compensated executive officers. Mr. Hollen is no longer employed by us, but the rules of the Securities and Exchange Commission require that we provide certain information about his compensation. Further information about each component of compensation is included in the discussion on the foregoing pages. Further information about Mr. Hollen's compensation is included below under the caption "Payments to Former Executive Officer."

                           Summary Compensation Table

                                                                                              All Other
                                                               Salary            Bonus    Compensation (1)     Total
Name and Principal Position                    Year              ($)              ($)            ($)            ($)
---------------------------                    ----              ---              ---            ---            ---
L. Wayne Pearson                               2009           $367,690            $0           $342,575     $  710,265
  President and Chief Executive Officer        2008            350,181             0            946,797      1,296,978

Robert A. Daniel                               2009           $208,425            $0            $49,886       $258,311
  Executive Vice President and                 2008            198,450             0             48,925        247,375
  Chief Lending Officer

William B. Seabrook                            2009           $243,101            $0            $55,225       $298,326
  Executive Vice President and                 2008            231,525             0             54,378        285,903
  Chief Operating Officer
Paul D. Hollen, III                            2009           $ 50,391            $0           $315,747       $366,138
  Former Executive Vice President              2008            214,160             0             99,478        313,638

(1) Includes our 2009 contributions to the Bank's 401(k) Plan on behalf of the named persons, premiums for medical and dental insurance, disability insurance and life insurance, split dollar life insurance, amount accrued for the salary continuation agreement, holding company and bank directors' fees, and automobile allowances in the amounts shown below for each person. For Mr. Hollen, the amount includes severance payments made in connection with his resignation agreement. Does not include club dues, which we do not consider to be perquisites or personal benefits because we deem them to be directly and integrally related to performance of our executives' duties.

                                            Medical               Life and        Salary
                   Severance                 and                 Split Dollar   Continuation   Directors'   Automobile
                    Payment      401(k)     Dental   Disability   Insurance      Agreement        Fees      Allowance
                    -------      ------     ------   ----------   ---------      ---------        ----      ---------

Mr. Pearson             n/a      $19,167   $7,920      $3,695      $123,663        $144,449*     $30,000       $13,680
Mr. Daniel              n/a        8,990    3,607       1,542        35,747               0            0             0
Mr. Seabrook            n/a        9,991    3,607         317        35,310               0            0         6,000
Mr. Hollen         $308,586            0      125          79            77               0        4,375         2,505

         * Amount accrued by the Bank with respect to retirement payments to be made to Mr. Pearson under the agreement beginning at the normal retirement age under the agreement (age 70.5). See "Retirement and Nonqualified Deferred Compensation Plan." The Bank amended the agreement in 2009, at Mr. Pearson's request, to change the normal retirement age under the agreement to age 70.5. The change substantially reduced the amount the Bank will be required to accrue annually going forward.

2009 Grants of Plan-Based Awards

         We did not grant any stock options or other equity-based awards in 2009, and we do not currently have any equity or non-equity incentive plans under which awards were granted in 2009.

Employment Agreements and Potential Payments upon Termination of Employment or Change of Control

         We have entered into employment agreements with Messrs. Pearson, Daniel, and Seabrook. We also had entered into an employment agreement with our former executive officer, Mr. Hollen, pursuant to which we made payments upon his termination of employment. The arrangements with Mr. Hollen are discussed below under the caption "Payments to Former Executive Officer." The contracts are for terms of one year, with automatic one year extensions at each annual anniversary date in the case of each of Messrs. Daniel and Seabrook, and three years, with automatic one day extensions at the end of each day in the case of Mr. Pearson, unless the employee is terminated or either party gives written notice that the term will not be extended. The agreements provide for minimum annual base salaries of $333,505, $198,450, and $231,525 for Messrs. Pearson, Daniel, and Seabrook, respectively. In addition to salary, the agreements provide for each officer to participate in any retirement or other employee benefit plans applicable to all employees or to executive officers, and to receive life, health and disability insurance benefits, as well as salary continuation upon disability and other unspecified benefits provided under plans applicable to senior management officers and appropriate to their positions. The agreements with each of Messrs. Daniel and Seabrook also provide that, if there has been a change of control of our Company or our Bank and the officer's position has been materially diminished or the officer is required to relocate out of South Carolina without his prior consent, the officer may terminate the agreement and receive a lump sum payment equal to three times his annual salary and benefits. Such payments may not, however, exceed the amount which we may deduct for federal income tax purposes. Mr. Pearson's agreement also provides that, if there has been a change of control of our Company or our Bank and Mr. Pearson's base compensation or his position has been materially diminished or he is required to relocate out of Mt. Pleasant, South Carolina without his prior consent or the agreement is materially breached in any way by the Company or the Bank, he may terminate the agreement and receive a lump sum payment equal to three times his annual salary, as well as benefits for a period of three years after termination.

         Disability

         Each agreement provides that we will provide the executive officer with disability insurance in an amount equal at all times to at least one-half of his annual base salary. Each agreement provides further that, in the event of disability, we will pay the officer his full salary then in effect and continue all benefits then in effect for a period of one year from the date of termination.

         Termination for Cause

         We may terminate an officer under the terms of the agreements for cause, which for Messrs. Daniel and Seabrook includes, among other grounds for termination: breach of any material provision of the agreement by the officer;

the officer's engaging in misconduct (criminal, immoral or otherwise), that is materially injurious to the Bank; the officer's failure to comply with provisions of law and regulations that is materially injurious to the Bank; the officer's conviction of a felony or any crime of moral turpitude; the officer's commission in the course of his employment of an act of fraud, embezzlement, theft or dishonesty, or any other illegal act or practice, which would constitute a crime, (whether or not resulting in criminal prosecution or conviction), or any act or practice that results in the officer becoming ineligible for coverage under our Bank's banker's blanket bond; or the officer's being removed from office or prohibited from being affiliated with our Bank by the FDIC. Under Mr. Pearson's agreement, cause includes, among other grounds for termination: his breach of any material provision of the agreement; his engaging in willful misconduct, criminal, immoral or otherwise, that is materially injurious to the Bank or our Company; his failure to comply with the clear provisions of law and regulations applicable to the Bank or the Company that is materially injurious to the Bank or our Company; his conviction of a felony; his commission in the course of his employment of an act of fraud, embezzlement, theft or proven dishonesty, or any other illegal act or practice, which would constitute a felony, (whether or not resulting in criminal prosecution or conviction), or any act or practice that results in the officer becoming ineligible for coverage under our Bank's banker's blanket bond; or his being removed from office or prohibited from being affiliated with our Bank by the FDIC. If we terminate an executive officer for cause, we have no obligation to make any further payments to him, but no vested rights would be affected.

         Termination other than for Cause

         The agreements provide that we may also terminate the officer other than for cause in our discretion or that of the Bank, but if we do so we must pay him the full annual compensation and other benefits provided for in the agreement over the remaining term of the agreement, in the case of Mr. Pearson, or for one year, in the case of the other officers.

         Change of Control

         If the officer resigns within 24 months following a change in control of our Bank or our Company, he will be entitled to the compensation and benefits described below, but only if such resignation is preceded by either (i) any material decrease, or series of decreases in the nature or scope of the officer's duties, responsibilities and authorities, which, taken as a whole, are material, without the written consent of the officer as to each and every such decrease, from the greater of those duties, responsibilities or authorities being exercised and performed by the officer immediately after the date of the execution of the agreement, or those being exercised and performed immediately prior to the reduction or series of reductions thereof; or (ii) any attempt by our Bank or our Company to relocate the officer to a location outside of South Carolina without his written consent given not more than one year prior thereto; and (iii) in the case of Mr. Pearson, a reduction in base compensation, a material decrease in his duties, responsibilities and authorities, a relocation outside of Mt. Pleasant, South Carolina, or a material breach of his agreement by the Bank or our Company.

         The compensation and benefits that we would be required to pay and provide to an officer in connection with a resignation as described in the paragraph above would be a lump sum payment equal to three times his annual salary, and benefits for a period of three years from the date of termination. Such payments are required to be made and such benefits are required to be provided notwithstanding any other employment obtained by the officer. Except in the case of Mr. Pearson, such payments as to any officer may not, however, exceed the amount which we may deduct for federal income tax purposes.

         Acceleration of Stock Options and Rights

         The agreements also provide that, if we terminate an officer other than for cause or if an officer resigns after a change of control following the event(s) described in the two paragraphs above, his outstanding stock options and stock appreciation rights, and any and all rights under performance stock award plans, restricted stock plans and any other stock option, or incentive stock plans shall become immediately and fully exercisable for a period of 60 days following the last payment required by the agreement to be made by our Bank or our Company to the officer, except that no such option or right shall be exercisable after the termination date of such option or right. These provisions are in addition to the officer's rights granted in connection with such stock options or other rights, and such rights and options shall continue to be exercisable pursuant to their terms and their governing plans.

         Mitigation

         All amounts we are required to pay under the agreements must be paid without notice or demand. The agreements do not require our executive officers to seek other employment in mitigation of the amounts payable or arrangements made under any provision of the agreements. Nevertheless, if an executive officer obtains any such other employment, our Bank's and our Company's obligations to make the payments and provide the benefits required to be paid and provided under the agreements would be reduced by an amount equal to the payments or benefits received from such other employment and, in the case of Messrs. Daniel and Seabrook, the executive officer would be required to promptly notify us or the Bank of his employment and receipts therefrom. This mitigation provision does not apply to Mr. Pearson if he terminated his employment for "good reason" following a change of control.

         Confidentiality and Non-competition

         Other provisions of the agreements require the officers to maintain the confidentiality of information obtained from us during employment with us and for so long thereafter as we, in our sole opinion, deem that it remains proprietary and confidential, and prohibit each officer from competing with us or soliciting our customers for a period of twelve months after termination of employment by the officer for other than "good reason" or for the period during which payments are being made to him pursuant to the agreement, whichever is longer.

Endorsement Split Dollar Agreements

         We have entered into Endorsement Split Dollar Agreements with Messrs. Pearson, Daniel and Seabrook relating to split dollar life insurance policies we have purchased covering each of them. We had also entered into an Endorsement Split Dollar Agreement with our former executive officer, Mr. Hollen, which terminated upon his resignation. We are the sole owner of these life insurance policies and are required to maintain the policies in full force and effect and pay any premiums due on the policies. The agreements provide that if the executive's death occurs before the earlier of the date of his termination of employment with us or the date that is six months after the executive attains age 70, the executive's beneficiary will be entitled to the net death proceeds under the policies. The executive's interest in the policies will be extinguished at the earlier of the date of his termination of employment or six months after the date on which he attains age 70, and we will be entitled to any remaining proceeds of the policies, provided a change in control has not occurred. In the event of a change in control prior to the termination of the executive's employment, Southcoast shall transfer to the executive ownership of the policy. The agreements also provide that we may not amend or terminate the executive's interest in the policies unless we replace the policy with a comparable one and execute a new split dollar agreement. The agreements also provide for a claims and review procedure in the event persons have not received benefits under the agreement to which they believe they are entitled. If they had died on December 31, 2009, the death benefits payable to each executive's beneficiary upon the executive's death would have been as follows: Mr. Pearson - $7,000,000, Mr. Daniel - $1,300,000, and Mr. Seabrook - $1,575,000.

         The foregoing description is a summary of the terms of the endorsement split dollar agreements with our executive officers and is qualified in its entirety by reference to the actual text of the agreements, which are filed with the Securities and Exchange Commission. The foregoing summary does not create any legal or equitable rights in any person.

Payments to Former Executive Officer

         Paul D. Hollen, our former Executive Vice President and Chief Operating Officer, resigned his position effective March 13, 2009. In connection with his resignation, Mr. Hollen agreed to terminate his Amended and Restated Employment Agreement dated December 31, 2008, to release the Company from any further claims, and to refrain from certain competitive activities through 2009. In exchange for these agreements, the Company paid Mr. Hollen a sum of $308,586.

Outstanding Equity Awards At 2009 Fiscal Year-End

         None of our executive officers held any stock options at the end of 2009. We have not granted any other types of equity-based awards.


2009 Option Exercises And Stock Vested

         No stock options were exercised by our executive officers during 2009. No stock or other equity-based awards vested in 2009. Options to purchase 3,660 shares of our common stock held by Mr. Daniel expired on March 31, 2009.

Retirement and Nonqualified Deferred Compensation Plan

         In 2008, the Bank entered into a Salary Continuation Agreement with Mr. Pearson that provides payments in connection with retirement. This agreement was amended during 2009. Under the terms of the Salary Continuation Agreement, Mr. Pearson will receive an annual retirement benefit of $287,730 beginning at age 70.5, if Mr. Pearson is still employed with the Bank at such time. The benefit will be paid in monthly installments for fifteen years beginning the month after Mr. Pearson attains age 70.5. If Mr. Pearson's employment with the Bank terminates prior to his reaching age 70.5, other than as a result of a termination by the Bank for cause as defined in the Salary Continuation Agreement, Mr. Pearson will receive the following applicable benefit amount under the Salary Continuation Agreement, with monthly payments beginning on the later of the seventh month after his termination or the month after he attains age 70.5. If his termination accompanies or precedes a change in control of the Company, the amount of the annual benefit will be the same as though his employment had not terminated prior to his reaching age 70.5. If the termination does not accompany or precede a change of control, Mr. Pearson will receive an annual benefit for 15 years as follows: $148,488 if the termination was in 2009; $164,772 if the termination is in 2010; $181,056 if the termination is in 2011; $197,309 if the termination is in 2012; $213,590 if the termination is in 2013; $229,872 if the termination is in 2014; $246,153 if the termination is in 2015; 262,393 if the termination is in 2016; and 278,671 if the termination is in 2017. The Salary Continuation Agreement also provides a death benefit to Mr. Pearson's beneficiary equal to the present value of the unpaid retirement benefits at the time of his death in lieu of any unpaid benefits under the Salary Continuation Agreement. The death benefit is payable in a lump sum. No benefits are payable under the Salary Continuation Agreement if Mr. Pearson is terminated for cause, or if he commits suicide within two years of the date of the Salary Continuation Agreement, or if he makes any material misstatement of fact on any application or resume provided to the Bank or the Company or on any application for benefits provided by the Bank, or if he is removed from office or barred from affiliation with the Bank by FDIC, or if the Bank is in default or in danger of default (as defined in the Federal Deposit Insurance Act).

         The Bank's obligations under the Salary Continuation Agreement are unfunded and unsecured. Nevertheless, the Bank has purchased and owns a life insurance policy insuring Mr. Pearson, the proceeds of which are payable to the Bank, which is expected to provide the funds to offset the expense incurred for the Bank to discharge its obligations under the Salary Continuation Agreement.

         The foregoing is a summary of the Salary Continuation Agreement and is qualified in its entirety by reference to the actual text of the Salary
Continuation Agreement, which is filed with the Securities and Exchange Commission. The foregoing summary does not create any legal or equitable rights in any person.

Director Compensation

         Set forth in the table below is information about compensation we paid to our outside directors for their service to the Company and the Bank in 2009. We pay our directors an annual retainer of $15,000 plus an additional $2,500 for each meeting of the Board of Directors attended. We do not pay additional fees for attendance at committee meetings. All of our directors are also directors of our Bank. The Bank pays its directors $625 for each monthly meeting of the Bank's board of directors attended. Information about directors' fees and other compensation paid to Messrs. Pearson and Hollen is set forth in the Summary Compensation table.

                           2009 Director Compensation

                                   Fees Earned         All other
                                  Or Paid in Cash     Compensation        Total
      Name                               ($)               ($)             ($)
                                  ---------------     ------------        -----

      Tommy B. Baker                  $ 28,750          $  -0-          $28,750
      William A. Coates                 23,125             -0-           23,125
      Stephen F. Hutchinson             30,000             -0-           30,000
      Robert M. Scott                   30,000        150,000 (1)       180,000
      James P. Smith                    30,000             -0-           30,000
      James H. Sexton, Jr.(2)           16,250             -0-           16,250

       (1) Represents  consulting fees paid to Mr. Scott during 2009.
       (2) Mr. Sexton resigned from the Board on June 22, 2009.

Director Endorsement Split Dollar Agreements

         We have entered into Endorsement Split Dollar Agreements with Messrs. Baker, Coates, Hutchinson, Scott, and Smith relating to split dollar life insurance policies we have purchased covering each of them. We had also entered into such an agreement with Mr. Sexton, which terminated upon his resignation as a director. We are the sole owner of these life insurance policies and are required to maintain the policies in full force and effect and pay any premiums due on the policies. The agreements provide that if the director's death occurs
(a) before the earlier of the date of his separation from service with us or the date on which the director attains age 70, or (b) after a change in control that occurs before the director's separation from service with us, the director's beneficiary will be entitled to the lesser of $250,000 or the total death proceeds under the policies. The director's interest in the policies will be extinguished at the earlier of the date of his separation from service or the date on which he attains age 70, and we will be entitled to any remaining proceeds of the policies. In the event of a change in control prior to the director's separation from service, the director's beneficiary will be entitled to the director's interest in the policy at his death. The agreements also provide that we may not amend or terminate the director's interest in the policies unless we replace the policy with a comparable one and execute a new split dollar agreement. The agreements also provide for a claims review procedure in the event persons have not received benefits under the agreement to which they believe they are entitled. If they had died, or a change of control had occurred, on December 31, 2009, the benefits payable to each director's beneficiary upon the director's death would have been $250,000.

         The foregoing description is a summary of the terms of the endorsement split dollar agreements with our directors and is qualified in its entirety by reference to the actual text of the agreements, which are filed with the Securities and Exchange Commission. The foregoing summary does not create any legal or equitable rights in any person.

1999 Stock Option Plan

         The Southcoast Financial Corporation 1999 Stock Option Plan, under which we previously granted options to our directors and employees, has terminated according to its terms, and no further options may be issued pursuant to that plan. Furthermore, all options that were outstanding under the 1999 Plan have either been exercised, forfeited, or have expired, so no options remain exercisable thereunder.

2005 Employee Stock Purchase Plan

         At our 2006 Annual Meeting of shareholders, the shareholders approved the 2005 Employee Stock Purchase Plan (the "2005 ESPP"). The 2005 ESPP expires according to its terms on June 7, 2010. In March, 2010, the Board of Directors adopted the 2010 Employee Stock Purchase Plan (the "2010 ESPP") to replace the 2005 ESPP. Subject to shareholder approval, the 2010 ESPP will be effective April 1, 2010. The terms of the 2010 ESPP are substantially the same as the terms of the 2005 ESPP, and are discussed below under the caption "APPROVAL OF 2010 EMPLOYEE STOCK PURCHASE PLAN."

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Our Bank, in the ordinary course of its business, makes loans to and has other transactions with our directors, officers, principal shareholders, and their associates. Loans, if made, are made on substantially the same terms, including rates and collateral, as those prevailing at the time for comparable transactions with other persons and do not involve more than the normal risk of collectability or present other unfavorable features. Our Bank expects to continue to enter into transactions in the ordinary course of business on similar terms with directors, officers, principal stockholders, and their associates. The aggregate dollar amount of such loans outstanding at December 31, 2009 was $368,349. None of such loans are classified as nonaccrual, past due, restructured or problem loans. During 2009, one new loan was made totaling $31,000, and repayments totaled $118,860.

         From time to time we may also enter into other types of business transactions or arrangements for services with our directors, officers, principal shareholders or their associates. These types of transactions or services might include, among others, purchases of insurance, purchases or leases of automobiles, and legal services. We only enter into such arrangements if we determine that the prices or rates offered are comparable to those available to us from unaffiliated third parties. Our Board approves such transactions on a case by case basis. We do not have formal policies or procedures with respect to such approvals.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         As required by Section 16(a) of the Securities Exchange Act of 1934, our directors, executive officers and certain individuals are required to report periodically their ownership of our common stock and any changes in ownership to the Securities and Exchange Commission. Based on a review of Section 16(a) reports available to us and any representations made to us, our directors and executive officers timely filed all required reports for transactions during 2009.

                  APPROVAL OF 2010 EMPLOYEE STOCK PURCHASE PLAN

         As discussed above, in March, 2010, the Company's board of directors adopted a new employee stock purchase plan, subject to shareholder approval. The 2010 ESPP will replace the 2005 ESPP, which will expire according to its terms on June 7, 2010, and which has substantially the same terms as the 2010 ESPP. Because the 2005 ESPP and the 2010 ESPP provide for quarterly payroll deductions and investment of funds, to provide for an efficient transition from one plan to the other, subject to shareholder approval, the Board has chosen to terminate the 2005 ESPP as of March 31, 2010, and to make the 2010 ESPP effective as of April 1, 2010. If the shareholders do not approve adoption of the 2010 ESPP at the 2010 Annual Meeting, the 2005 ESPP will terminate as of June 10, 2010, the termination date set forth in the 2005 ESPP.

Summary of the 2010 ESPP

         A summary description of the principal terms of the 2010 ESPP and its purpose are set forth below. The full text of the 2010 ESPP is set forth as Appendix B to this Proxy Statement. This description is qualified in its entirety by reference to the actual text of the 2010 ESPP.

         The purpose of the 2010 ESPP is to advance the Company's interests by enabling eligible employees of the Company and the Bank to acquire an ownership interest in the Company through purchases of common stock at a discounted price. The 2010 ESPP is intended to qualify as an employee stock purchase plan under
Section 423 of the Internal Revenue Code of 1986, as amended (the "Code") and the regulations thereunder.

         An "eligible employee" under the 2010 ESPP is an employee for federal tax withholding purposes who (i) has been employed by the Company or the Bank for at least six consecutive months, (ii) is employed by the Company or the Bank on a given enrollment date, and (iii) is expected to complete at least 1,000 hours of service as an employee during each calendar year in which the enrollment date occurs. No employee is permitted to participate in the 2010 ESPP if immediately after a grant under the 2010 ESPP the employee would own stock and/or hold options to purchase stock possessing 5% or more of the total combined voting power or value of all classes of the Company's stock. No employee is permitted to accrue the right at any time to purchase more than

$25,000 worth of the Company's stock through all employee stock purchase plans the Company may have each calendar year.

         A maximum of 200,000 shares of the Company's common stock will be available for sale to employees pursuant to the 2010 ESPP. The number of available shares may be adjusted for stock dividends, stock splits, stock conversions, exchanges, reclassifications or substitutions. Shares of common stock subject to the 2010 ESPP may be newly issued by the Company or purchased by the Company on the open market or otherwise. Issuance of the shares pursuant to the 2010 ESPP has been registered under the Securities Act of 1933.

         The 2010 ESPP permits the purchase of common stock through payroll deduction as follows: (a) the 2010 ESPP provides for quarterly periods during which payroll deductions will be accumulated (the "Offering Period"); (b) eligible employees may choose the percentage of their gross compensation up to a maximum of 10% to be deducted and applied to purchase shares of common stock under the 2010 ESPP; (c) at the beginning of the Offering Period, the eligible employees obtain stock options to purchase common stock under the 2010 ESPP at a 15% discount from the lower of the market value on (1) the first day of the Offering Period, or (2) the last day of the Offering Period; and (d) at the end of the Offering Period, the eligible employees are deemed to exercise these options to the extent of their payroll deductions. No fractional shares are issued.

         The 2010 ESPP is administered by the Board of Directors which, subject to the rules contained in the 2010 ESPP, has complete authority in its discretion to interpret and apply the terms of the 2010 ESPP, to determine eligibility and to adjudicate all disputed claims filed under the 2010 ESPP.

         The Board of Directors may terminate the 2010 ESPP at any time; provided, however, that no such termination will affect options outstanding at the time of termination. The 2010 ESPP will terminate in any case in March 2015, five years from the date of adoption by the Board. If at any time the shares of common stock reserved for the 2010 ESPP are available for purchase but not in sufficient number to satisfy all the then unfilled purchase requirements, the available shares will be apportioned among the participants in proportion to their options and the 2010 ESPP will terminate. The Board of Directors may amend the 2010 ESPP after adoption, subject to the requirements of Section 423 of the Code relating to the requisite approval of the Company's shareholders.

         Because employees may participate in the 2010 ESPP voluntarily, the benefits or amounts to be received by officers or employees of the Company are not determinable at this time. As of February 28, 2010, 92 employees were eligible to participate in the 2010 ESPP.

Tax Consequences of the 2010 ESPP

         The following is a summary of the effect of federal income taxation upon the employee and the Company with respect to participants in the 2010 ESPP. If the requirements of Section 423 of the Code are satisfied, the employee will not realize taxable income either at the time options are granted pursuant to the 2010 ESPP or at the time the employee purchases shares pursuant to the 2010 ESPP.

         If the  employee  disposes of shares of Common Stock after the later of
(i) two years after the grant of the option or (ii) one year from the date of transfer of the stock pursuant to the option then, upon such disposition, the employee will recognize as ordinary income an amount equal to the lesser of: (a) the excess of the fair market value of the shares of Common Stock on the date of disposition over the amount the employee paid for the shares under the options; or (b) the excess of the fair market value of the shares at the time the option was granted over the option price. The employee will also recognize a long-term capital gain or loss in an amount equal to the difference between (i) the amount realized upon the sale of the Common Stock and (ii) the sum of the amount the employee paid for the shares plus the amount, if any, taxed to the employee as ordinary income under (a) or (b) above.

         If the employee disposes of shares of Common Stock before the later of(i) two years after the grant of the option or (ii) one year from the date of transfer of the stock pursuant to the option then, upon this disposition, the employee will recognize as ordinary income an amount equal to the excess of the fair market value of the shares of Common Stock on the date the employee purchased them over the amount the employee paid for the shares. The employee will also recognize a capital gain or loss in an amount equal to the difference between (a) the amount realized upon the sale of the shares of Common Stock and
(b) the sum of the amount the employee paid for the shares plus the amount, if any, taxed to the employee as ordinary income. If the employee holds the shares for more than one year, this gain or loss will be a long-term capital gain or loss.

         Generally, the Company will not receive any deduction for federal income tax purposes with respect to the options or the shares of Common Stock issued upon their exercise. If, however, the employee disposes of stock acquired by exercise of an option under a stock purchase plan before the later of (i) two years after the grant of the option or (ii) one year from the date of transfer of the stock upon exercise of the option, the Company will be entitled to a deduction in an amount equal to the amount which is considered ordinary income.


Voting on the 2010 ESPP

         If you are a shareholder of record and you sign and return the enclosed form of proxy, which is being solicited by the Board of Directors, unless you indicate a contrary specification, your proxy will be voted FOR approval of the 2010 ESPP.


         If you hold your shares in street name with a broker or other nominee, you can direct their vote by submitting voting instructions to your broker or nominee in accordance with the procedure in the voting instructions provided by your broker or nominee. Your broker is not permitted to vote your shares with respect to approval of the 2010 ESPP without receiving instructions from you. Accordingly, if you want to vote with respect to the 2010 ESPP, you must instruct your broker as to how to vote your shares.


The Board of Directors recommends that shareholders vote FOR approval of the 2010 Employee Stock Purchase Plan.

                      Equity Compensation Plan Information

         The following table sets forth aggregated information about all of the Company's other compensation plans (including individual compensation arrangements) under which equity securities of the Company are authorized for issuance as of December 31, 2009:

                                                                                            Number of securities
                                                                                            remaining available for
                                        Number of securities to   Weighted-average          future issuance under
                                        be issued upon exercise   exercise price of         equity compensation plans
                                        of outstanding options,   outstanding options,      (excluding securities
Plan category                           warrants and rights       warrants and rights       reflected in column (a))
-------------                           -------------------       -------------------       ------------------------
                                                 (a)                      (b)                          (c)
                                                 ---                      ---                          ---
Equity compensation plans approved by
  security holders (1) ..............             -                        -                          53,547
Equity compensation plans not
  approved by security holders ......             -                        -                               -
                                               ----                     ----                          ------
Total ..............................                                                                  53,547

         (1)Represents shares remaining available for issuance at December 31, 2009 pursuant to the 2005 Employee Stock Purchase Plan. As discussed above, this plan terminates according to its terms in 2010. See "2005 Employee Stock Purchase Plan."

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

         For the year ended December 31, 2009, Elliott Davis, LLC served as our independent registered public accounting firm. Our Board has also selected Elliott Davis, LLC to serve as our independent registered public accounting firm for the year ended December 31, 2010. It is anticipated that representatives from Elliott Davis, LLC will be present and available to answer appropriate questions at the Annual Meeting, and will have the opportunity to make a statement if they desire to do so.

Fees Paid to Independent Auditors

         Set forth below is information about fees billed by our independent auditors, Elliott Davis, LLC for audit services rendered in connection with the consolidated financial statements and reports for the year ended December 31, 2009 and 2008, and for other services rendered during such years on our behalf, as well as all out-of- pocket expenses incurred in connection with these services, which have been billed to us.

                                    Year Ended                    Year Ended
                                 December 31, 2009            December 31, 2008
                                 -----------------            -----------------
Audit Fees ................          $ 97,435                       $111,280
Audit Related Fees ........                 -                              -
Tax Fees ..................            19,925                         12,690
All Other Fees ............            11,500                         11,000
                                     --------                       --------
      Total ...............          $128,860                       $134,970

Audit Fees

         Audit fees include fees billed for professional services rendered for the audit of our consolidated financial statements and review of the interim condensed consolidated financial statements included in quarterly reports, and services that are normally provided by our independent auditor in connection with statutory and regulatory filings or engagements, and attest services, except those not required by statute or regulation.

Tax Fees

         Tax fees include fees for tax compliance/ preparation and other tax services. Tax compliance/ preparation fees include fees billed for professional services related to federal and state tax compliance. Other tax services include fees billed for other miscellaneous tax consulting and planning.

All Other Fees

         All other fees in 2009 and 2008 included fees for the audit of the Company's 401(k) plan.

         In making its decision to appoint Elliott Davis, LLC, as our independent auditors for the fiscal year ending December 31, 2009, our Audit Committee considered whether services other than audit and audit-related services provided by that firm are compatible with maintaining the firm's independence.

Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

         Our Audit Committee pre-approves all audit and permitted non-audit services (including the fees and terms thereof) provided by the independent auditors, subject to limited exceptions for non-audit services described in
Section 10A of the Securities Exchange Act of 1934, which are approved by the Audit Committee prior to completion of the audit. The Committee may delegate to one or more designated members of the Committee the authority to pre-approve audit and permissible non-audit services, provided such pre-approval decision is presented to the full Committee at its next scheduled meeting.

         General pre-approval of certain audit, audit-related and tax services is granted by the Audit Committee at the first quarter Committee meeting. The Committee subsequently reviews fees paid. Specific pre-approval is required for all other services. During 2009, all audit and permitted non-audit services were pre-approved by the Committee.

                             AUDIT COMMITTEE REPORT

         The Audit Committee of our Board of Directors has reviewed and discussed with our management our audited financial statements for the year ended December 31, 2009. Our Audit Committee has discussed with our independent auditors, Elliott Davis, LLC, the matters required to be discussed by Statement on Accounting Standards 61, as amended (AICPA, Professional Standards, Vol. 1 AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T. Our Audit Committee has also received the written disclosures and the letter from Elliott Davis, LLC required by applicable requirements of the Public Company Accounting Oversight Board regarding Elliott Davis, LLC's communications with the Committee concerning independence, and has discussed with Elliott Davis, LLC their independence. Based on the review and discussions referred to above, our Audit Committee recommended to our Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2009, for filing with the Securities and Exchange Commission.


    William A. Coates, Chairman     Tommy B .Baker   Stephen F.  Hutchinson


               NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS

              IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY
                                    MATERIALS
        FOR THE SHAREHOLDERS MEETING TO BE HELD ON THURSDAY, MAY 20, 2010

         The Company's 2009 Annual Report and 2010 Proxy Statement are available via the Internet at: http://www.southcoastbank.com/investor.htm.

                                  OTHER MATTERS

         We know of no other business to be presented at the meeting of stockholders. If matters other than those described herein should properly come before the meeting, the persons named in the enclosed form of proxy intend to vote at such meeting in accordance with their best judgment on such matters.

                           INCORPORATION BY REFERENCE

         The "Audit Committee Report" included in this proxy statement shall not be deemed to be filed with the Securities and Exchange Commission, nor deemed incorporated by reference into any of our prior or future filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent we specifically incorporate such information by reference.


                   AVAILABILITY OF ANNUAL REPORT ON FORM 10-K

         You may obtain copies of our Annual Report on Form 10-K required to be filed with the Securities and Exchange Commission for the year ended December 31, 2009, free of charge by requesting such form in writing from L. Wayne Pearson, President, Southcoast Community Bank, Post Office Box 1561, Mt. Pleasant, South Carolina 29465. You may also download copies from the Securities and Exchange Commission website at http://www.sec.gov.

                                                                      Appendix A

                        SOUTHCOAST FINANCIAL CORPORATION
                             AUDIT COMMITTEE CHARTER

I.       Purpose

         The Audit Committee is appointed by the Board to assist the Board of Directors in monitoring and addressing: (1) the integrity of the Company's financial statements; (2) the Company's compliance with legal and regulatory requirements for financial reporting; (3) the qualifications and independence of the Company's independent auditors; (4) the performance of the Company's internal audit function and external auditors.

II.      Membership

         The Audit Committee shall be composed of not less than three members, appointed by the Board. All of the members of the Audit Committee shall satisfy the independence, experience and financial expertise requirements of Section 10A ("Section 10A") of the Securities Exchange Act of 1934 (the "Exchange Act"), and the listing standards of Nasdaq Stock Market LLC, and shall satisfy any other applicable regulatory requirements.

III.     Meetings and Orientation/Ongoing Training

         The majority of the members of the Audit Committee shall constitute a quorum. The action of a majority of those present at a meeting at which a quorum is present will be the act of the Audit Committee.

         Any action required to be taken at a meeting of the Audit Committee will nonetheless be deemed the action of the Audit Committee if all of the members executed, either before or after the action is taken, a written consent and the consent is filed with the Corporate Secretary.

         The Chair  will make  regular  reports to the Board of  Directors.  The
Audit  Committee  may  form  and  delegate   authority  to  subcommittees   when
appropriate.

         The Audit Committee will meet as often as may be deemed necessary or appropriate in its judgment, generally four times each year, either in person or telephonically. The Audit Committee will meet separately with management, the independent auditors and internal auditor at least quarterly.

         The Audit Committee may perform any other activities consistent with this Charter, the Company's Bylaws and governing law as the Board deems necessary or appropriate.

IV.      Responsibilities and Duties

         The Audit Committee is granted the authority to investigate any activity of the Company and its subsidiaries, and all employees are directed to cooperate as requested by members of the Audit Committee. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a Committee meeting. The Audit
Committee has the authority to retain special legal, accounting or other consultants as it deems appropriate to advise the Audit Committee.

         In carrying out its responsibilities, the Board of Directors believes the policies and procedures of the Audit Committee should remain flexible, in order to best react to changing conditions. The Audit Committee will have the authority to:

          o Select, retain, determine funding for and when appropriate, terminate the Company's independent auditors.

          o    Approve the fees and terms of all audit  engagements  and approve
               in  advance  all  permissible   non-audit  engagements  with  the
               Company's independent auditors, as set forth in Section 10A.

          o Review the annual written statement from the independent auditor of the Company describing:

               -    the auditor's internal quality control procedures;

               - any material issues raised by the most recent internal quality- control review or peer review of the auditors, or by any inquiry or investigation by governmental or professional authorities within the preceding five years, respecting one or more independent audits carried out by the auditors, and any steps taken to deal with any such issues; and

               - all relationships between the independent auditors and the Company, including each permissible non- audit service provided to the Company, consistent with Independence Standards Board Standard 1.

          o Review the qualifications, performance and independence of the lead partner of the independent auditor team and the audit firm itself. In making this review, the Audit Committee will take into account the assessments of management and the Company's internal auditors.

          o Evaluate whether it is appropriate to rotate the lead audit partner or the audit firm itself.

          o Meet with the independent auditors and financial management of the Company to review the scope of the proposed audit for the current year and the audit procedures to be utilized, and at the conclusion thereof, review such audit including any comments or recommendations of the independent auditors.

          o Review with the independent auditor any reports or communications required by or referred to in Statement of Auditing Standards No. 61, including any problems or difficulties the auditor may have encountered and any management letter provided by the auditor and the Company's response to that letter. Such review should include:

               - Any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to requested information, and any significant disagreements with management;

               -    Any changes required in the planned scope of the audit; and

               - Any accounting adjustments proposed by the auditor but passed as immaterial or otherwise.

          o Obtain from the independent auditors assurance that the annual audit was conducted in a manner consistent with Section 10A, which sets forth certain procedures to be followed in any audit of financial statements required under the Exchange Act.

          o    Review  with  management  and  the  independent   auditors,   the
               Company's annual audited financial statements and quarterly financial statements, including:

               - the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operation";

               - major issues regarding accounting principles and auditing standards and financial statement presentation; and

               - the independent auditor's judgment as to the accuracy of financial information, adequacy of disclosures and quality of the Company's accounting principles.

          o Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting internal accounting controls or auditing matters;

          o Establish procedures for the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters;

          o Review with management and the independent auditor any correspondence with regulators or governmental agencies and any employee complaints or published reports that raise material issues regarding the Company's financial statements or accounting policies.

          o Review with the independent auditors, the Company's internal auditors, and financial and accounting personnel the adequacy and effectiveness of the accounting and financial controls of the Company, and any special audit steps adopted in light of material control deficiencies, and make or review any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis will be given to the adequacy of such internal controls to expose payments, transactions or procedures that might be deemed illegal or otherwise improper.

          o Review the internal audit function of the Company, including the independence of the function, the ability of the function to raise issues to the appropriate level of authority, the proposed audit plans for the coming year, and the coordination of such plans with the independent auditors. Review recommendations and findings of the internal auditors and management's responses.

          o Review disclosures made by the Company's chief executive officer and chief financial officer regarding compliance with their certification obligations under the Act, including the Company's disclosure controls and procedures and internal controls for financial reporting and evaluations thereof,

          o Conduct or authorize an appropriate review of any related-party transactions deemed significant by the Audit Committee.

          o Conduct or authorize an investigation of any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose if, in its judgment, such investigation is appropriate. Report to the Board of Directors the results of its investigation and make such recommendations, as it may deem appropriate.

          o Review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

          o    Review the Audit Committee's performance annually.

V.       Continuous Flow of Information to Audit Committee Members

         The Audit Committee shall have access to all relevant information necessary to carry out its responsibilities, including key operating reports of the Company. The Audit Committee shall, at its discretion, retain and determine funding for outside resources including advice and assistance from outside legal, accounting or other advisors to help review and assess such information.

         The function of the Audit Committee is oversight. It is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. Nor is it the duty of the Audit Committee to resolve disagreements, if any, between management and the independent auditor.

VI.      Standard of Conduct

         The members of the Audit Committee shall perform their duties in accordance with the standard of conduct provided in Section 33-8-300 of the Code of Laws of South Carolina, 1976, as amended. In performing their duties they shall be entitled to the benefit of the "business judgment rule" and nothing in this Charter shall be interpreted to modify the statutory standard of conduct, limit the application of the business judgment rule or create any standard of conduct.

                                                                      APPENDIX B

                        SOUTHCOAST FINANCIAL CORPORATION


                        2010 EMPLOYEE STOCK PURCHASE PLAN

1. Purpose. The purpose of the Southcoast 2010 Employee Stock Purchase Plan (the "Plan") is to provide employees of the Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions. It is the intention of the Company to have the Plan qualify as an "Employee Stock Purchase Plan" under Section 423 of the Internal Revenue Code of 1986, as amended. The provisions of the Plan, accordingly, shall be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code and the regulations thereunder.

2.       Definitions.

         (a) "Board" shall mean the Board of Directors of the Company.

         (b) "Code" shall mean the Internal Revenue Code of 1986, as amended.

         (c) "Common Stock" shall mean the common stock of the Company.

         (d) "Company" shall mean Southcoast Financial Corporation, a South Carolina corporation.

         (e) "Compensation" shall mean all base straight time gross earnings, exclusive of payments for overtime, shift premiums and commissions, incentive compensation, incentive payments, bonuses, awards and other compensation.

         (f) "Designated Subsidiary" shall mean a Subsidiary which the Board has designated from time to time in its sole discretion as eligible to participate in the Plan.

         (g) "Employee" shall mean any individual who is an employee of the Company or a Subsidiary for purposes of tax withholding under the Code. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence authorized under Company or Subsidiary policies.

         (h) "Enrollment Date" shall mean the first day of each Offering Period.

         (i) "Exercise Date" shall mean the last Trading Day of each Offering Period.

         (j) "Fair Market Value" shall mean, as of any date, the closing price of the Company's Common Stock on the national securities exchange on which the Company's Common Stock is traded. If the Common Stock is not traded on a national securities exchange, and there are not at least two brokerage companies reporting a bid price per share on such date, then the Fair Market Value shall be that value determined in good faith by the Board in such manner as it deems appropriate.

         (k) "Offering Period" shall mean a period of approximately three (3) months, commencing on the first Trading Day on or after January 1, April 1, July 1, and October 1 of each year and terminating on the last Trading Day on or before March 31, June 30, September 30, or December 31, respectively.

         (l) "Plan" shall mean this Employee Stock Purchase Plan.

         (m) "Purchase Price" shall mean an amount equal to 85% of the Fair Market Value of a share of Common Stock on the Enrollment Date or on the Exercise Date, whichever is lower.

         (n) "Reserves" shall mean the number of shares of Common Stock covered by each option under the Plan which has not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under the Plan but not yet placed under option.

         (o) "Subsidiary" shall mean a corporation, domestic or foreign, of which not less than 50% of the voting shares are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

         (p) "Trading Day" shall mean a day on which national stock exchanges are open for trading.

3.       Eligibility.

         (a) Any Employee, as defined in Section 2, who has been continuously employed by the Company for at least six (6) consecutive months, who is employed by the Company on a given Enrollment Date, and who is expected to complete at least 1,000 hours of service as an Employee during each calendar year in which the Enrollment Date occurs shall be eligible to participate in the Plan for the Offering Period commencing with such Enrollment Date.

          (b) Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan (i) if, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own stock and/or hold outstanding options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any Subsidiary of the Company, or (ii) which permits his or her rights to purchase stock under all employee stock purchase plans of the Company and its Subsidiaries to accrue at a rate which exceeds Twenty-Five Thousand Dollars ($25,000) worth of stock (determined at the Fair Market Value of the shares at the time such option is granted) for each calendar year in which such option is outstanding at any time.

4. Offering Periods. The Plan shall be implemented by consecutive Offering Periods with a new Offering Period commencing on the first Trading Day on or after January 1, April 1, July 1, and October 1 of each year, or on such other date as the Board shall determine, and continuing hereafter until terminated in accordance with Section 19 hereof. The Board shall have the power to change the duration of Offering Periods with respect to future offerings without stockholder approval if such change is announced at least fifteen (15) days prior to the scheduled beginning of the first Offering Period to be affected.

 5.      Participation.

         (a) An eligible Employee may become a participant in the Plan by completing a subscription agreement authorizing payroll deductions on such form as the Board may designate and filing it with the Company's payroll office at least ten (10) business days prior to the Enrollment Date for the Offering Period in which such participation will commence, unless a later time for filing the subscription agreement is set by the Board for all eligible Employees with respect to a given Offering Period.

         (b) With respect to any Offering Period, payroll deductions for a participant during such Offering Period shall commence with the first payroll period following the Enrollment Date and shall end on the Exercise Date of the Offering Period, unless sooner terminated by the participant as provided in Section 10.

6.       Payroll Deductions.

         (a) At the time a participant files his or her subscription agreement, he or she shall elect to have payroll deductions made on each pay day during the Offering Period in an amount not exceeding ten percent (10%) of the Compensation which he or she receives on each pay day during the Offering Period.

         (b) All payroll deductions made for a participant shall be credited to his or her account under the Plan and will be withheld in whole percentages only. A participant may not make any additional payments into such account.

         (c) During an Offering Period, a participant may discontinue his or her participation in the Plan as provided in Section 10. A participant may increase or decrease the rate of his or her payroll deductions for a future Offering Period by filing with the Company a new subscription agreement authorizing an increase in payroll deduction rate within ten
         (10) business days before the commencement of the upcoming Offering Period. A participant's subscription agreement shall remain in effect for successive Offering Periods unless terminated as provided in
         Section 10.

         (d) Notwithstanding the foregoing, a participant's payroll deductions may be decreased to 0% of Compensation at such time during any Offering Period which is scheduled to end during the current calendar year (the "Current Offering Period") at which the payroll deductions would exceed the amount that may be used to purchase Common Stock in accordance with the limitations of Section 423(b)(8) of the Code and the regulations thereunder. Payroll deductions shall recommence at the rate provided in such participant's subscription agreement at the beginning of the first Offering Period which is scheduled to end in the following calendar year, unless terminated by the participant as provided in Section 10.

7. Grant of Option. On the Enrollment Date of each Offering Period, each eligible Employee participating in such Offering Period shall be granted an option to purchase on each Exercise Date of such Offering Period (at the applicable Purchase Price) up to a number of shares of the Company's Common Stock determined by dividing such Employee's payroll deductions accumulated prior to such Exercise Date (including amounts retained in the participant's account in accordance with Section 8) and retained in the Participant's account as of the Exercise Date by the applicable Purchase Price; provided that such purchase shall be subject to the limitations set forth in Sections 3(b) and 12 hereof. Exercise of the option shall occur as provided in Section 8, unless the participant has withdrawn pursuant to Section 10, and shall expire on the last day of the Offering Period.

8. Exercise of Option. Unless a participant withdraws from the Plan as provided in Section 10, his or her option for the purchase of shares will be exercised automatically on the Exercise Date, and the maximum number of full shares subject to option shall be purchased for such participant at the applicable Purchase Price with the accumulated payroll deductions in his or her account. No fractional shares will be purchased. Any payroll deductions accumulated in a participant's account which are not used to purchase shares on the Exercise Date (whether by reason of such deductions being insufficient to purchase a full share or otherwise) shall be retained in the participant's account and applied toward the purchase of shares in a subsequent Offering Period unless the participant terminates his or her participation in the Plan as provided in
Section 10. During a participant's lifetime, a participant's option to purchase shares hereunder is exercisable only by him or her.

9. Delivery. As promptly as practicable after each Exercise Date on which a purchase of shares occurs, the Company shall arrange the delivery to each participant, as appropriate, of a certificate representing the shares purchased upon exercise of his or her option.

10.      Withdrawal; Termination of Employment.

         (a) A participant may withdraw all but not less than all the payroll deductions credited to his or her account and not yet used to exercise his or her option under the Plan at any time by giving written notice to the Company on such form as the Board may designate. All of the participant's payroll deductions credited to his or her account will be paid to such participant promptly after receipt of notice of withdrawal and such participant's option for the Offering Period will be automatically terminated, and no further payroll deductions for the purchase of shares will be made during the Offering Period. If a participant withdraws from an Offering Period, payroll deductions will not resume at the beginning of the succeeding Offering Period unless the participant delivers to the Company a new subscription agreement.

         (b) Upon a participant's ceasing to be an Employee for any reason or upon termination of a participant's employment relationship (as described in Section (2)(g)), the payroll deductions credited to such participant's account during the Offering Period but not yet used to exercise the option will be returned to such participant or, in the case of his or her death, to the person or persons entitled thereto under Section 14, and such participant's option will be automatically terminated.

11. Interest. No interest shall accrue on the payroll deductions of a participant in the Plan.

12.      Stock.

         (a) The maximum number of shares of the Company's Common Stock which shall be made available for sale under the Plan shall be 200,000 shares, subject to adjustment upon changes in capitalization of the Company as provided in Section 18. Such shares may consist in whole or in part of authorized and unissued or reacquired Common Stock. If on a given Exercise Date the number of shares with respect to which options are to be exercised exceeds the number of shares then available under the Plan, the Company shall make a pro rata allocation of the shares remaining available for purchase in as uniform a manner as is practicable and as it determines to be equitable.

         (b) The participant will have no interest or voting right in shares covered by his or her option until such option has been exercised.

         (c) Shares to be delivered to a participant under the Plan will be registered in the name of the participant or in the name of the participant and his or her spouse, as the participant designates.

13.      Administration.

         (a) Administrative Body. The Plan shall be administered by the Board of the Company or a committee of members of the Board appointed by the Board. The Board or its committee shall have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility and to adjudicate all disputed claims filed under the Plan. Every finding, decision and determination made by the Board or its committee shall, to the full extent permitted by law, be final and binding upon all parties. Members of the Board who are eligible Employees are permitted to participate in the Plan except to the extent limited by Subsection (b) of this Section 13.

         (b) Rule 16b-3 Limitations. Notwithstanding the provisions of Subsection (a) of this Section 13, in the event that Rule 16b-3 promulgated under The Securities Exchange Act of 1934, as amended, or any successor provision ("Rule 16b-3") provides specific requirements for the administrators of plans of this type, the Plan shall be only administered by such a body and in such a manner as shall comply with the applicable requirements of Rule 16b-3. Unless permitted by Rule 16b-3, no discretion concerning decisions regarding the Plan shall be afforded to any committee or person that is not "disinterested" as that term is used in Rule 16b-3.

14.      Designation of Beneficiary.

         (a) A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant's account under the Plan in the event of such participant's death subsequent to an Exercise Date on which the option is exercised but prior to delivery to such participant of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant's account under the Plan in the event of such participant's death prior to exercise of the option. If a participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective.

         (b) Such designation of beneficiary may be changed by the participant (and his or her spouse, if any) at any time by written notice. In the event of the death of a participant subsequent to an Exercise Date on which the option is exercised but prior to delivery to such participant of such shares and cash and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

15. Transferability. Neither payroll deductions credited to a participant's account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 14 hereof) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds from an Offering Period in accordance with Section 10.

16. Use of Funds. All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

17. Reports. Individual accounts will be maintained for each participant in the Plan. Statements of account will be given to participating Employees at least annually, which statements will set forth the amounts of payroll deductions, the Purchase Price, the number of shares purchased and the remaining cash balance, if any.

18. Adjustments Upon Changes in Capitalization; Dissolution; or Merger or Asset Sale.

         (a) Changes in Capitalization. Subject to any required action by the stockholders of the Company, the Reserves, as well as the price per share of Common Stock covered by each option under the Plan which has not yet been exercised, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company. Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.

         (b) Dissolution or Liquidation. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each option under the Plan shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor, unless the Board determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, to shorten the Offering Period then in progress by setting a new Exercise Date (the "New
         Exercise Date"). If the Board shortens the Offering Period then in progress in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify each participant in writing, at least ten (10) days prior to the New Exercise Date, that the
         Exercise Date for his or her option has been changed to the New Exercise Date and that his or her option will be exercised automatically on the New Exercise Date, unless prior to such date he or she has withdrawn from the Offering Period as provided in Section 10. For purposes of this Section 18(b), an option granted under the Plan shall be deemed to be assumed if, following the sale of assets or merger, the option confers the right to purchase, for each share of option stock subject to the option immediately prior to the sale of assets or mergers, the consideration (whether stock, cash or other securities or property) received in the sale of assets or merger by holders of Common Stock for each share of Common Stock held on the effective date of the transaction (and if such holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if such consideration received in the sale of assets or merger was not solely common stock of the successor corporation or its parent (as defined in Section 424(e) of the Code), the Board may, with the consent of the successor corporation and the participant, provide for the consideration to be received upon exercise of the option to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of Common Stock in the sale of assets or merger.

19.      Amendment or Termination.

         (a) The Board of Directors of the Company may at any time and for any reason terminate or amend the Plan. Except as provided in Section 18, no such termination can affect options previously granted, provided that the Board of Directors may terminate an Offering Period on any Exercise Date if the Board determines that the termination of the Plan is in the best interests of the Company and its stockholders. Except as provided in Section 18, no amendment may make any change in any option theretofore granted which adversely affects the rights of any participant.  To the  extent  necessary  to comply  with Rule  16b-3 or
         Section 423 of the Code (or any successor rule or provision or any other applicable law or regulation), the Company shall obtain stockholder approval in such a manner and to such a degree as required.

         (b) Without stockholder consent and without regard to whether any participant rights may be considered to have been "adversely affected," the Board (or its committee) shall be entitled to change the Offering Periods, limit the frequency and/or number of changes in the amount withheld during Offering Periods, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant's Compensation, and establish such other limitations or procedures as the Board (or its committee) determines in its sole discretion advisable which are consistent with the Plan.

20. Notices. All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

21. Conditions Upon Issuance of Shares. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto comply with all applicable provisions of law, domestic or foreign, including without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance. As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

22. Term of Plan. Subject to shareholder approval, the Plan shall become effective on April 1, 2010. It shall continue in effect for a term of five (5) years unless sooner terminated under Section 19.

23. Additional Restrictions of Rule 16b-3. The terms and conditions of options granted hereunder to, and the purchase of shares by, persons subject to Section 16 of the Exchange Act shall comply with the applicable provisions of Rule 16b-3. This Plan shall be deemed to contain, and such options shall contain, and the shares issued upon exercise thereof shall be subject to, such additional conditions and restrictions as may be required by Rule 16b-3 to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

24. Stockholder Approval. Continuance of the Plan shall be subject to approval by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted.

                                      PROXY

                        SOUTHCOAST FINANCIAL CORPORATION

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
           FOR ANNUAL MEETING OF SHAREHOLDERS - Thursday, May 20, 2010

         William A. Coates and William C. Heslop, or either of them, with full power of substitution, are hereby appointed as agent(s) of the undersigned to vote as proxies for the undersigned at the Annual Meeting of Shareholders to be held on Thursday, May 20, 2010, and at any adjournment thereof, as follows:

1.   ELECTION OF        FOR the nominees listed        WITHHOLD AUTHORITY
     DIRECTORS.         Below [ ]                      to vote for the
                                                       nominees listed
                                                       below  [ ]

Three year terms:  L. Wayne Pearson and Robert M. Scott


INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL(S) WRITE THE NOMINEE'S(S') NAME(S) ON THE LINE BELOW.


--------------------------------------------------------------------------------

2.   APPROVAL OF EMPLOYEE STOCK        To approve adoption of the 2010 Employee
     PURCHASE PLAN.                    Stock Purchase Plan.

                     FOR [ ]     AGAINST [ ]     ABSTAIN [ ]

3. And, in the discretion of said agents, upon such other business as may properly come before the meeting, and matters incidental to the conduct of the meeting. Management at present knows of no other business to be brought before the meeting.

THE PROXIES WILL BE VOTED AS INSTRUCTED. IF NO CHOICE IS INDICATED WITH RESPECT TO A MATTER WHERE A CHOICE IS PROVIDED, THIS PROXY WILL BE VOTED "FOR" SUCH MATTER.

Please sign exactly as name appears below. When signing as attorney, executor, administrator, trustee, or guardian, please give full title. If more than one trustee, all should sign. All joint owners must sign.


Dated:   ____________, 2010                          ---------------------------


                                                     ---------------------------